UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 1400, Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 893-2200

Not Applicable

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On October 1, 2013, Tenet Healthcare Corporation (“Tenet”) completed its previously announced acquisition of Vanguard Health Systems, Inc. (“Vanguard”).  Following the completion of the acquisition (“Vanguard Acquisition”), Vanguard became a wholly-owned subsidiary of Tenet.

Under the terms of the Agreement and Plan of Merger dated June 24, 2013, among Tenet, Vanguard and Orange Merger Sub, Inc. (“Merger Sub”) Tenet paid approximately $1.7 billion in cash for all of the outstanding stock and equity awards of Vanguard.  Tenet funded the purchase price for the Vanguard Acquisition with existing cash and proceeds from the issuance of debt securities.

For additional information regarding the Vanguard Acquisition, see the Agreement and Plan of Merger (the “Merger Agreement”) dated June 24, 2013, among Tenet, Vanguard and Merger Sub filed with the Securities and Exchange Commission (“SEC”) as exhibit 2.1 to Tenet’s Current Report on Form 8-K dated June 24, 2013.

A copy of the press release announcing the completion of the Vanguard Acquisition is attached as Exhibit 99.1 to this report.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 1, 2013, Tenet assumed $1,800,000,000 in aggregate principal amount of 6.00% senior secured notes due 2020 (the “Secured Notes”) and $2,800,000,000 in principal amount of 8.125% senior notes due 2022 (the “Unsecured Notes,” and together with the Secured Notes, the “Notes”), issued by THC Escrow Corporation on September 27, 2013.

Secured Notes

The Secured Notes were issued pursuant to the secured notes indenture, dated September 27, 2013, among THC Escrow Corporation and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by a supplemental indenture (collectively, the “Secured Notes Indenture”), among Tenet, the guarantors party thereto, and the Trustee, dated October 1, 2013.  The Secured Notes Indenture contains covenants that are substantially identical to those in Tenet’s existing secured notes supplemental indentures.  Among other things, these covenants restrict Tenet’s ability and the ability of its subsidiaries: to incur liens; provide subsidiary guarantees; consummate asset sales; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Secured Notes Indenture also provides that the Secured Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Secured Notes Indenture) of Tenet.  In addition, Tenet may, at its option, redeem the Secured Notes in whole or in part at any time at a redemption price equal to 100% of the principal amount of the Secured Notes being redeemed plus the applicable make-whole premium set forth in the Secured Notes Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Secured Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of October 1, 2013 (the “Secured Notes Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.  Pursuant to the Secured Notes Registration Rights Agreement, Tenet has agreed to use commercially reasonable efforts to register the Secured Notes with the SEC if the Secured Notes have not become freely tradable (as defined in the agreement) on or before the 380th day following the date hereof.

The foregoing is a summary and is qualified by reference to the Secured Notes Indenture and the Secured Notes Registration Rights Agreement, which are filed herewith as Exhibits 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

Unsecured Notes

The Unsecured Notes were issued pursuant to the unsecured notes indenture, dated September 27, 2013, among THC Escrow Corporation and the Trustee, as supplemented by a supplemental indenture (collectively, the “Unsecured Notes Indenture”) among Tenet and the Trustee, dated October 1, 2013. The Unsecured Notes Indenture contains covenants that are substantially identical to those in Tenet’s existing unsecured notes supplemental indentures.  Among other things, these covenants restrict Tenet’s ability and the ability of its subsidiaries: to incur liens; enter into sale and lease-back transactions; or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of Tenet’s wholly owned subsidiaries and Tenet. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on Tenet’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

The Unsecured Notes Indenture also provides that the Unsecured Notes may become subject to redemption under certain circumstances, including a change of control (as defined in the Unsecured Notes Indenture) of Tenet.  In addition, Tenet may, at its option, redeem the Unsecured Notes in whole or in part at any time at a redemption price equal to 100% of the principal amount of the Unsecured Notes being redeemed plus the applicable make-whole premium set forth in the Unsecured Notes Indenture, together with accrued and unpaid interest.

In connection with the issuance of the Unsecured Notes, Tenet also entered into an Exchange and Registration Rights Agreement, dated as of October 1, 2013 (the “Unsecured Notes Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith

Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC. Pursuant to the Unsecured Notes Registration Rights Agreement, Tenet has agreed to consummate an exchange offer for the Unsecured Notes with the Securities and Exchange Commission on or before the 270th day following the date hereof.

The foregoing is a summary and is qualified by reference to the Unsecured Notes Indenture and the Unsecured Notes Registration Rights Agreement, which are filed herewith as Exhibits 4.3, 4.4 and 10.2, respectively, and are incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure

Tenet issued a press release dated October 1, 2013 announcing the completion of the Vanguard Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 8.01 Other Events

Effective upon the closing of the Vanguard Acquisition, the following former named executive officers of Vanguard became officers of Tenet:

•                  Keith B. Pitts has become an officer of Tenet in the position of Vice Chairman and will report to Tenet’s Chief Executive Officer, Trevor Fetter.  Mr. Pitts, who served as Vanguard’s Vice Chairman, became an executive officer of Vanguard in 1999.

•                  Phillip W. Roe has become Tenet’s Senior Vice President, Finance, and will report to Tenet’s Chief Financial Officer, Daniel J. Cancelmi.  Mr. Roe previously served as Vanguard’s Executive Vice President, Chief Financial Officer and Treasurer and, prior to 2007, its Senior Vice President, Controller and Chief Accounting Officer.

Mr. Charles N. Martin, Jr., the former Chairman of the Board and President & Chief Executive Officer of Vanguard, has advised Tenet that, following the closing of the transaction, he intends to concentrate on the management of his personal investments and business interests, including the operations of his private investment company, and has decided not to join Tenet’s Board of Directors.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Pro Forma Financial Information

The following unaudited pro forma consolidated financial information related to the Vanguard Acquisition is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference:

(i)                                     Unaudited Pro Forma Balance Sheet as of June 30, 2013.

(ii)                                  Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012.

(iii)                               Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2013.

(b)                                 Vanguard Financial Information

The audited consolidated financial statements of Vanguard as of June 30, 2013 and 2012 and for each of the three years in the period ended June 30, 2013 are attached as Exhibit 99.2 to the Current Report on Form 8-K filed by Tenet on September 9, 2013 and are incorporated herein by reference.

(d)                                 The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1	Indenture dated as of September 27, 2013 among THC Escrow Corporation and the Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture dated as of October 1, 2013 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.

4.3	Indenture dated as of September 27, 2013 among THC Escrow Corporation and the Bank of New York Mellon Trust Company, N.A.

4.4	Supplemental Indenture dated as of October 1, 2013 among Tenet and The Bank of New York Mellon Trust Company, N.A.

10.1	Exchange and Registration Rights Agreement dated as of October 1, 2013, by and among Tenet, certain of its subsidiaries, Merrill Lynch, Pierce, Fenner &

Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

10.2

Exchange and Registration Rights Agreement dated as of October 1, 2013, by and among Tenet, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

23.1	Consent of Ernst & Young LLP

99.1	Press release dated October 1, 2013

99.2	Unaudited Pro Forma Condensed Combined Financial Information

99.3

Audited Consolidated Financial Statements of Vanguard Health Systems, Inc. (incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed by Tenet Healthcare Corporation on September 9, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION,

Date: October 1, 2013
	By:	/s/ Paul A. Castanon
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of September 27, 2013 among THC Escrow Corporation and the Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture dated as of October 1, 2013 among Tenet, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A.

4.3	Indenture dated as of September 27, 2013 among THC Escrow Corporation and the Bank of New York Mellon Trust Company, N.A.

4.4	Supplemental Indenture dated as of October 1, 2013 among Tenet and The Bank of New York Mellon Trust Company, N.A.

10.1

Exchange and Registration Rights Agreement dated as of October 1, 2013, by and among Tenet, certain of its subsidiaries, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

10.2

Exchange and Registration Rights Agreement dated as of October 1, 2013, by and among Tenet, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

23.1	Consent of Ernst & Young LLP

99.1	Press release dated October 1, 2013

99.2	Unaudited Pro Forma Condensed Combined Financial Information

99.3

Audited Consolidated Financial Statements of Vanguard Health Systems, Inc. (incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed by Tenet Healthcare Corporation on September 9, 2013)